HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST

All Funds

Supplement Dated December 23, 2010
to the Prospectuses Dated March 1, 2010
as supplemented to date

The following sentence is added to “Selling Your Shares” in each Fund’s prospectus:

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE